                                                                 EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.       |  CASE NO: 97-58435 MM
                                          |           -----------
                                          |
                                          |  CHAPTER 11
                                          |  MONTHLY OPERATING REPORT
                                          |  (GENERAL BUSINESS CASE)
                                          |
-------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED                    June, 1999
                        -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                              END OF             END OF              AS OF
                                                                             CURRENT              PRIOR             PETITION
2.     ASSET/LIABILITY SUMMARY                                                MONTH               MONTH              FILING
                                                                              -----               -----              ------
         Current Assets (Market Value)                                           $111,197            $111,629           $245,867
                                                                         -----------------  ------------------  -----------------
         Total Assets (Market Value)                                           $3,111,197          $3,111,629         $5,665,985
                                                                         -----------------  ------------------  -----------------
         Current Liabilities                                                     $230,230            $217,445                 $0
                                                                         -----------------  ------------------  -----------------
         Total Liabilities                                                     $5,597,265          $5,584,480         $5,467,035
                                                                         -----------------  ------------------  -----------------

                                                                                                                    PETITION
                                                                             CURRENT              PRIOR             DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                   MONTH               MONTH            MONTH END
                                                                              -----               -----            ---------
         a.  Total Receipts                                                            $0                  $0           $257,213
                                                                         -----------------  ------------------  -----------------
         b.  Total Disbursements                                                     $432                  $0           $162,497
                                                                         -----------------  ------------------  -----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             ($432)                 $0            $94,716
                                                                         -----------------  ------------------  =================
         d.  Cash Balance Beginning of Month                                     $111,629            $111,629
                                                                         -----------------  ------------------
         e.  Cash Balance End of Month (c + d)                                   $111,197            $111,629
                                                                         =================  ==================

4.     POST-PETITION LIABILITIES & RECEIVABLES                             RECEIVABLES                            LIABILITIES
                                                                           -----------                            -----------
         Balance at End of Previous Month                                              $0                               $210,705
                                                                         -----------------                      -----------------
         Balance at End of Current Month                                               $0                               $217,445
                                                                         -----------------                      -----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                               $0
                                                                         -----------------
         Balance at End of Current Month (over 30 days)                                $0
                                                                         -----------------

                                                                                                   YES                 NO
                                                                                                   ---                 --
6.     Are all federal, state, and local taxes current? (if no, attach
       schedule of unpaid items)                                                            X
                                                                                            ------------------  -----------------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors?
       (if yes, attach listing including date of payment, amount of
       payment and name of payee)                                                                               X
                                                                                            ------------------  -----------------
8.     Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment,
       amount and reason for payment, and name of payee)                                                        X
                                                                                            ------------------  -----------------
9.     Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of
       payee)                                                                                                   X
                                                                                            ------------------  -----------------
10.    If you answered yes to line 7,8, or 9, were all such payments
       approved by the court?                                                              #N/A
                                                                                            ------------------  -----------------
11.    Is the estate insured for replacement cost of assets and for
       general liability?                                                                   N/A
                                                                                            ------------------  -----------------
12.    Are U.S. Trustee quarterly fees current?                                             X
                                                                                            ------------------  -----------------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


       Date:   July 12, 1999        Richard J Redett
             -----------------    --------------------------------------------
                                            Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                 FOR THE MONTH ENDED            June, 1999
                                            -----------------

                                   ($         )
                                     --------

         ASSETS

                                                                               FROM SCHEDULES             MARKET VALUE
            CURRENT ASSETS
    1            Cash and cash equivalents - unrestricted                                                           $111,197
                                                                                                     ------------------------
    2            Cash and cash equivalents - restricted                                                                   $0
                                                                                                     ------------------------
    3            Accounts receivable (net)                                           A                                    $0
                                                                                                     ------------------------
    4            Inventory                                                           B                                    $0
                                                                                                     ------------------------
    5            Prepaid expenses                                                                                         $0
                                                                                                     ------------------------
    6            Other:
                         ----------------------------------------------------                        ------------------------
    7
                 ------------------------------------------------------------                        ------------------------

    8                TOTAL CURRENT ASSETS                                                                           $111,197
                                                                                                     ------------------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)
    9            Real property                                                       C                                    $0
                                                                                                     ------------------------
   10            Machinery and equipment                                             D                                    $0
                                                                                                     ------------------------
   11            Furniture and fixtures                                              D                                    $0
                                                                                                     ------------------------
   12            Office equipment                                                    D                                    $0
                                                                                                     ------------------------
   13            Leasehold improvements                                              D                                    $0
                                                                                                     ------------------------
   14            Vehicles                                                            D                                    $0
                                                                                                     ------------------------
   15            Other:                                                              D
                         ----------------------------------------------------                        ------------------------
   16                                                                                D
                 ------------------------------------------------------------                        ------------------------
   17                                                                                D
                 ------------------------------------------------------------                        ------------------------
   18                                                                                D
                 ------------------------------------------------------------                        ------------------------
   19                                                                                D
                 ------------------------------------------------------------                        ------------------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                                         $0
                                                                                                     ------------------------

            OTHER ASSETS
   21            Notes receivable-net of allowances                                                               $3,000,000
                 ------------------------------------------------------------                        ------------------------
   22            Investment-NST                                                                                           $0
                 ------------------------------------------------------------                        ------------------------
   23            Investment-subs                                                                                          $0
                 ------------------------------------------------------------                        ------------------------
   24            Accounts receivable-intercompany net of allowances                                                       $0
                 ------------------------------------------------------------                        ------------------------

   25                TOTAL OTHER ASSETS                                                                           $3,000,000
                                                                                                     ------------------------

   26                TOTAL ASSETS                                                                                 $3,111,197
                                                                                                     ========================


         NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                    ----------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                                       LIABILITIES AND EQUITY
                                       (GENERAL BUSINESS CASE)

                                             ($         )
                                                --------


         LIABILITIES                                                                       FROM SCHEDULES
            POST-PETITION
                 CURRENT LIABILITIES
   27                Salaries and wages
                                                                                                           ------------------------
   28                Payroll taxes
                                                                                                           ------------------------
   29                Real and personal property taxes
                                                                                                           ------------------------
   30                Income taxes
                                                                                                           ------------------------
   31                Notes payable (short term)
                                                                                                           ------------------------
   32                Accounts payable (trade)                                                A
                                                                                                           ------------------------
   33                Real property lease arrearage
                                                                                                           ------------------------
   34                Personal property lease arrearage
                                                                                                           ------------------------
   35                Accrued professional fees                                                                            $230,230
                                                                                                           ------------------------
   36                Current portion of long-term debt (due within 12 months)
                                                                                                           ------------------------
   37                Other:
                                        ------------------------------------------------                   ------------------------
   38
                         ---------------------------------------------------------------                   ------------------------
   39
                         ---------------------------------------------------------------                   ------------------------

   40                TOTAL CURRENT LIABILITIES                                                                            $230,230
                                                                                                           ------------------------

   41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                           ------------------------

   42                TOTAL POST-PETITION LIABILITIES                                                                      $230,230
                                                                                                           ------------------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   43                Secured claims                                                          E
                                                                                                           ------------------------
   44                Priority unsecured claims                                               E                            $101,776
                                                                                                           ------------------------
   45                General unsecured claims                                                E                          $5,265,259
                                                                                                           ------------------------

   46                TOTAL PRE-PETITION LIABILITIES                                                                     $5,367,035
                                                                                                           ------------------------

   47                TOTAL LIABILITIES                                                                                  $5,597,265
                                                                                                           ------------------------

         EQUITY (DEFICIT)

   48                    Preferred Stock                                                                                   $80,000
                         ---------------------------------------------------------------                   ------------------------
   49                    Common Stock                                                                                      $28,846
                         ---------------------------------------------------------------                   ------------------------
   50                    Additional Paid-In Capital                                                                    $18,461,441
                         ---------------------------------------------------------------                   ------------------------
   51                    Accumulated Deficit                                                                          ($21,021,612)
                         ---------------------------------------------------------------                   ------------------------
   52            Market value adjustment                                                                                  ($34,743)
                                                                                                           ------------------------
   53                TOTAL EQUITY (DEFICIT)                                                                            ($2,486,068)
                                                                                                           ------------------------


   54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                             $3,111,197
                                                                                                           ========================

                                           SCHEDULES
                                    (GENERAL BUSINESS CASE)
                                          ($         )
                                             --------

                                           SCHEDULE A
                                ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                               ACCOUNTS         ACCOUNTS PAYABLE                 PAST DUE
         Receivables and Payables Ageings                     RECEIVABLE         [POST PETITION]            POST PETITION DEBT
            0 -30 Days
                                                            ----------------   --------------------
                                                                                                     ---
            31-60 Days                                                                                  |
                                                            ----------------   --------------------     |
            61-90 Days                                                                                  |                      $0
                                                            ----------------   --------------------     --------------------------
            91+ Days                                                                                    |
                                                            ----------------   --------------------  ---
            Total accounts receivable/payable                            $0                     $0
                                                            ----------------   ====================
            Allowance for doubtful accounts
                                                            ----------------
            Accounts receivable (net)                                    $0
                                                            ================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

        TYPES AND AMOUNT OF INVENTORY(IES)                         COST OF GOODS SOLD
                                             INVENTORY(IES)        Inventory Beginning of Month
                                               BALANCE AT                                                   --------------------
                                              END OF MONTH         Add -
         Retail/Restaurants -                                              Net purchases
                                                                                                           --------------------
            Product for resale                                             Direct labor
                                          ----------------------                                           --------------------
                                                                           Manufacturing overhead
                                                                                                           --------------------
         Distribution -                                                    Freight in
                                                                                                           --------------------
            Product for resale                                             Other:
                                          ----------------------

                                                                           ------------------------        --------------------
         Manufacturer -
                                                                           ------------------------        --------------------
            Raw materials
                                          ----------------------
            Work-in-progress                                       Less -
                                          ----------------------
            Finished goods                                                 Inventory End of Month
                                          ----------------------                                           --------------------
                                                                           Shrinkage
                                                                                                           --------------------
         Other -                                                           Personal Use
                                          ----------------------                                           --------------------
            Explain
                     ------------------
                                                                   Cost of Goods Sold                                       $0
            ---------------------------                                                                    ====================

                 TOTAL                                       $0
                                          ======================

         METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS
         Do you have a functioning perpetual inventory system?        Indicate by a checkmark method of inventory valuation used.
                                Yes              No
                                    ----            ---
         How often do you take a complete physical inventory?         Valuation methods -
                                                                              FIFO cost
                                                                                                      --------------------
            Weekly                                                            LIFO cost
                                    ----                                                              --------------------
            Monthly                                                           Lower of cost or
                                    ----
            Quarterly                                                             market
                                    ----                                                              --------------------
            Semi-annually                                                     Retail method
                                    ----                                                              --------------------
            Annually
                                    ----
                                                                              Other -
                                                                                                      --------------------
         Date of last physical inventory was           Unknown                    Explain
                                                       ------------

                                                                                  -----------------------------------------------
         Date of next physical inventory is            N/A
                                                       ------------               -----------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

            DESCRIPTION                                                                       COST            MARKET VALUE
            -----------                                                                       ----            -----------
            None
            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------
                 TOTAL                                                                                  $0                    $0
                                                                                             ==============  ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

            DESCRIPTION                                                                       COST            MARKET VALUE
            -----------                                                                       ----            -----------
            MACHINERY & EQUIPMENT -

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------
                 TOTAL                                                                                  $0                    $0
                                                                                             ==============  ====================

            FURNITURE & FIXTURES -

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------
                 TOTAL                                                                                  $0                    $0
                                                                                             ==============  ====================

            OFFICE EQUIPMENT -

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------
                 TOTAL                                                                                  $0                    $0
                                                                                             ==============  ====================

            LEASEHOLD IMPROVEMENTS -

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------
                 TOTAL                                                                                  $0                    $0
                                                                                             ==============  ====================

            VEHICLES -

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------

            ------------------------------------------------------------------------         --------------  --------------------
                 TOTAL                                                                                  $0                    $0
                                                                                             ==============  ====================

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                                 CLAIMED             ALLOWED
         LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                             AMOUNT            AMOUNT (B)
         -------------------------------------------                                             ------            ----------
            Secured claims  (a)
                                                                                                 --------------  ----------------
            Priority claims other than taxes
                                                                                                 --------------  ----------------
            Priority tax claims                                                                       $101,776
                                                                                                 --------------  ----------------
            General unsecured claims                                                                $5,265,259
                                                                                                 --------------  ----------------

            (a)      List total amount of claims even if under secured.

            (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                    SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                              STATEMENT OF OPERATIONS
                              (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED June, 1999
                                             -------------
                                 $
                                  ----------------

               CURRENT MONTH
----------------------------------------------                                                          CUMULATIVE      NEXT MONTH
  ACTUAL   FORECAST    VARIANCE                                                                       (CASE TO DATE)    FORECAST
                                    REVENUES
                           $0     1       Gross Sales                                                         $7,000
----------  ------  ----------                                                                       ----------------  ----------
                           $0     2       less: Sales Returns & Allowances
----------  ------  ----------                                                                       ----------------  ----------
                           $0     3       Net Sales                                                           $7,000          $0
----------  ------  ----------                                                                       ----------------  ----------
                           $0     4       less: Cost of Goods Sold                (Schedule 'B')             $68,271
----------  ------  ----------                                                                       ----------------  ----------
                           $0     5       Gross Profit                                                      ($61,271)         $0
----------  ------  ----------                                                                       ----------------  ----------
                           $0     6       Interest                                                               $92
----------  ------  ----------                                                                       ----------------  ----------
                                  7       Other Income:
                           $0     8       Miscellaneous                                                         $996
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
                           $0     9       Insurance Settlement                                              $130,000
----------  ------  ----------            -------------------------------------------------          ----------------  ----------

       $0      $0          $0    10            TOTAL REVENUES                                                $69,817          $0
----------  ------  ----------                                                                       ----------------  ----------


                                    EXPENSES
                           $0    11       Compensation to Owner(s)/Officer(s)
----------  ------  ----------                                                                       ----------------  ----------
                           $0    12       Salaries/Commissions
----------  ------  ----------                                                                       ----------------  ----------
                           $0    13       Management Fees
----------  ------  ----------                                                                       ----------------  ----------
                           $0    14       Depreciation
----------  ------  ----------                                                                       ----------------  ----------
                           $0    15       Taxes:
----------  ------  ----------                                                                       ----------------  ----------
                           $0    16            Employer Payroll Taxes
----------  ------  ----------                                                                       ----------------  ----------
                           $0    17            Real Property Taxes
----------  ------  ----------                                                                       ----------------  ----------
                           $0    18            Other Taxes
----------  ------  ----------                                                                       ----------------  ----------
                           $0    19       Other Selling
----------  ------  ----------                                                                       ----------------  ----------
                           $0    20       Other Administrative                                                $1,862
----------  ------  ----------                                                                       ----------------  ----------
                           $0    21       Write-off Investment Subs                                         $112,618
----------  ------  ----------                                                                       ----------------  ----------
                                 22       Other Expenses:
                           $0    23       Storage Rental                                                      $5,220
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
                           $0    24       Accounting                                                          $1,510
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
                           $0    25       Press Release                                                         $725
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
                           $0    26       Telecommunications                                                  $5,015
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
     $432               ($432)   27       SEC Reporting                                                       $7,771
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
                           $0    28       Litigation Costs                                                    $1,193
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
                           $0    29       Write-off of Accounts Receivable                                   $55,156
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
                           $0    30       Writedown of Notes Receivable                                   $2,000,000
----------  ------  ----------            -------------------------------------------------          ----------------  ----------

     $432      $0       ($432)   31            TOTAL EXPENSES                                             $2,191,070          $0
----------  ------  ----------                                                                       ----------------  ----------

    ($432)     $0       ($432)   32 SUBTOTAL                                                             ($2,121,253)         $0
----------  ------  ----------                                                                       ----------------  ----------

                                    REORGANIZATION ITEMS
  $12,785            ($12,785)   33       Professional Fees                                                 $338,306
----------  ------  ----------                                                                       ----------------  ----------
                           $0    34       Provisions for Rejected Executory Contracts
----------  ------  ----------                                                                       ----------------  ----------
                                          Interest Earned on Accumulated Cash
                           $0    35            Resulting from Chp 11 Case
----------  ------  ----------                                                                       ----------------  ----------
                           $0    36       Gain or (Loss) from Sale of Equipment                               $4,592
----------  ------  ----------                                                                       ----------------  ----------
                           $0    37       US Trustee Fees                                                     $2,500
----------  ------  ----------            -------------------------------------------------          ----------------  ----------
                           $0    38       Loss from Sale of Investments                                     $220,000
----------  ------  ----------            -------------------------------------------------          ----------------  ----------

  $12,785      $0    ($12,785)   39            TOTAL REORGANIZATION ITEMS                                   $556,214          $0
----------  ------  ----------                                                                       ----------------  ----------

 ($13,217)     $0    ($13,217)   40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                       ($2,677,467)         $0
----------  ------  ----------                                                                       ----------------  ----------
                           $0    41       Federal & State Income Taxes
----------  ------  ----------                                                                       ----------------  ----------

 ($13,217)     $0    ($13,217)   42 NET PROFIT (LOSS)                                                    ($2,677,467)         $0
==========  ======  ==========                                                                       ================  ==========

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

           SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS Effective 1/1/95
                             (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED   June, 1999
                                            ---------------


CASH BALANCE BEGINNING OF MONTH                                                                                   $111,629
                                                                                                     ----------------------

CASH RECEIPTS  (1)                                                                                                      $0
                                                                                                     ----------------------

CASH DISBURSEMENTS  (1)                                                                                               $432
                                                                                                     ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                   ($432)
                                                                                                     ----------------------

CASH BALANCE END OF MONTH                                                                                         $111,197
                                                                                                     ======================







RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                        ---------                ---------                 ---------

BANK                                               Wells Fargo              Mallesons Stephen Jaques
                                                   ---------------------    ---------------------    ----------------------
ACCOUNT TYPE                                       Checking                 Trust Account
                                                   ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                        0114-458243
                                                   ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                    General                  Litigation Turst
                                                   ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                           $94,962                  $16,235
                                                   ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                           $111,197
                                                   =====================



(1) Excluding bank transfers between your accounts.